Exhibit 10.42

                               AMENDMENT NO. 4 TO
             SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

         This Amendment No. 4 to Second Amended and Restated Loan and Security Agreement, dated as of June 29, 2001 (this "Amendment"), is by and among GUARDIAN INTERNATIONAL, INC., a Florida corporation and successor-in-interest by domestication under Florida law to Guardian International, Inc., a former Nevada corporation ("Guardian"), the undersigned Borrowing Subsidiaries (Guardian and the Borrowing Subsidiaries may be individually referred to herein as a "Borrower", and collectively as "Borrowers") and HELLER FINANCIAL, INC., a Delaware corporation ("Lender").

                              W I T N E S S E T H:

         WHEREAS, Borrowers and Lender are parties to that certain Second Amended and Restated Loan and Security Agreement dated as of February 23, 1998 (as heretofore amended or otherwise modified, the "Loan Agreement"; capitalized terms not otherwise defined herein have the definitions provided therefor in the Loan Agreement);

         WHEREAS, Borrowers have requested that Lender amend the Loan Agreement in certain respects; and

         WHEREAS, Lender has agreed to amend the Loan Agreement subject to the terms and conditions hereof;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations, warranties, covenants and other agreements contained herein, the Loan Agreement is hereby amended as follows:

         (a) Notwithstanding anything to the contrary set forth in subsection 1.2 of the Loan Agreement, the parties hereto agree that all financial statements and other relevant information prepared by Borrowers and delivered to Lender, including without limitation each Compliance Certificate, shall be prepared to reflect the adoption by the Borrowers on or about January 1, 2000 of SAB 101, an accounting policy regarding revenue recognition.

         (b) Subsection 2.1(A) of the Loan Agreement is hereby amended by amending and restating the defined term "Borrowing Base" set forth in clause (2) thereof as follows:

                  "Borrowing Base" means, as of any date of determination, an amount equal to the aggregate MRI in respect of all Contracts of Borrowers as of the last day of then most recently ended month, multiplied by 21.

         (c) Subsection 6.1 of the Loan Agreement is hereby amended by deleting the dollar amount "$500,000" set forth in clause (ii) thereof, and by inserting the dollar amount "$600,000" in lieu thereof.

         (d) Subsection 6.4 of the Loan Agreement is hereby amended by (x) amending clause (ii) therein to read: "(ii) 3.50:1.0 through June 30, 2001" and (y) by inserting new clause (iii) immediately following clause (ii) therein, which shall read as follows: "(iii) 4.50:1.0 thereafter."

         (e) Subsection 6.6 of the Loan Agreement is hereby amended by deleting the clause "ten percent (10.0%)" set forth therein, and by inserting in lieu thereof the clause "twelve percent (12.0%)".

         (f) For purposes of Sections 6.3, 6.4 and 6.5 of the Loan Agreement, EBIDAT and Pro Forma EBIDAT as of any measurement date shall be measured for the three month period most recently preceding such measurement date for which financial information is available, and shall be expressed on an annualized basis.

         (g) The defined term "Expiry Date" set forth in Annex A to the Loan Agreement is hereby amended by deleting the date "June 30, 2002", and by inserting in lieu thereof the date "April 3, 2003."

         2. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (unless specifically waived in writing by Lender):

         (a) Borrowers shall have executed and delivered a copy of this Amendment to Lender;

         (b) Borrowers shall have paid to Lender a fee in respect of the transactions contemplated hereunder in the amount of $125,000 (and by their execution hereof, Borrowers hereby authorize and direct Lender to charge Borrowers' loan account for the full amount of such fee);

         (c) Borrowers shall have delivered to Lender copies of the resolutions of the boards of directors of Borrowers with respect to the transactions contemplated by this Amendment, each certified as being true, complete and correct in all respects by an officer of each Borrower;

         (d) No Default or Event of Default shall have occurred and be continuing;

         (e) The warranties and representations of Borrowers contained in this Amendment, the Loan Agreement, as amended hereby, and the Loan Documents shall be true and correct in all material respects as of the date hereof, with the same effect as though made on such date.

         3. Miscellaneous.

         (a) Entire Agreement. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supercedes all other understandings, oral or written, with respect to the subject matter hereof.

         (b) Captions. Section captions used in this Amendment are for convenience only, and shall not affect the construction of this Amendment.

         (c) Costs and Expenses. As provided in Section 9.3 of the Loan Agreement, Borrowers agree to pay on demand all reasonable fees, costs and expenses incurred by Lender in connection with the preparation, execution and delivery of this Amendment.

         (d) Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

         (e) Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         (f) Successors and Assigns. This Amendment shall be binding upon and shall inure to the sole benefit of Borrowers and Lender and their respective successors and assigns.

         (g) References. Any reference to the Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

         (h) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Loan Agreement. The parties hereto expressly do not intend to extinguish the Loan Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Loan Agreement which is evidenced by the Notes and secured by the Collateral. The Loan Agreement as amended hereby and each of the Loan Documents remain in full force and effect.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                                GUARDIAN INTERNATIONAL, INC.

                                                By:         /s/ DARIUS G. NEVIN
                                                         ----------------------
                                                           Darius G. Nevin
                                                Title:  Vice President



                                                MUTUAL CENTRAL ALARM SERVICES

                                                By:         /s/ DARIUS G. NEVIN
                                                         ----------------------
                                                           Darius G. Nevin
                                                Title:  Vice President



                                                HELLER FINANCIAL, INC.

                                                By:         /s/ SCOTT GAST
                                                         ----------------------
                                                             Scott Gast
                                                Title:  Vice President